SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 31, 2005 (August 31, 2005)
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51435 (Commission File Number)	20-2535684 (IRS Employer Identification Number)
1380 Rt. 286 East. Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
     On August 31, 2005, Superior Well Services, Inc. issued a press release announcing its financial condition and results of operations for the three-month and six-month periods ended June 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Other Exhibits
     Superior Well Services, Inc. wishes to disclose its press release dated August 31, 2005, furnished herewith as Exhibit 99.1.
     In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 2.02, and Item 9.01 related thereto, of Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     (c) Exhibits.

Exhibit No.	Description

99.1	Press release issued August 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk

Thomas W. Stoelk Vice President & Chief Financial Officer
Dated: August 31, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued August 31, 2005.